Associates and Joint Ventures	12 Months Ended
Dec. 31, 2023
Interests In Other Entities [Abstract]
Associates and Joint Ventures	Associates and joint ventures
The detail of investments accounted for by the equity method and the share of (loss)/income of these investments is the following:

	% Holding	Investments accounted for by the equity method		Share of (loss) income of investments accounted for by the equity method
Millions of euros		12/31/2023	12/31/2022	2023	2022	2021
VMED O2 UK Ltd	50%	7,774	10,779	(2,030)	292	(103)
Movistar Prosegur Alarmas	50%	230	252	(22)	(12)	(2)
FiBrasil Infraestructura e Fibra Ótica, S.A.	50%	100	79	(4)	(8)	(3)
Unsere Grüne Glasfaser	50%	97	108	(55)	(64)	(25)
Opal Jvco Limited (nexfibre)	25%	55	55	(32)	26	—
Utiq, S.A.	25%	5	—	—	—	—
Others		4	2	(2)	(4)	1
Joint ventures		8,265	11,275	(2,145)	230	(132)
Daytona Midco, S.L. (Nabiax)	20%	65	120	(1)	(1)	—
Adquira España, S.A.	44.44%	4	4	—	—	—
HoldCo Infraco SpA. (Onnet Fibra Chile)	40%	150	79	7	—	(1)
Alamo HoldCo S.L. (Onnet Fibra Colombia)	40%	14	12	(10)	(15)	—
Internet para todos S.A.C	54.67%	55	55	—	(3)	(5)
Telefónica Factoring España, S.A.	50%	7	7	4	4	3
Telefónica Factoring do Brasil, Ltda.	50%	2	3	1	3	3
Telefónica Factoring Peru, S.A.C.	50%	3	2	1	1	1
Telefónica Factoring Colombia, S.A.	50%	1	1	1	1	1
Telefónica Factoring México,S.A. de C.V.	50%	1	1	—	—	—
Telefónica Factoring Chile, SpA.	50%	1	1	—	—	—
Telefónica Factoring Ecuador, S.A.	50%	—	—	—	—	—
Telefónica Renting, S.A.	50%	1	1	—	—	—
Telefónica Consumer Finance, Establecimiento Financiero de Crédito, S.A.	50%	18	19	1	2	2
Movistar Consumer Finance Colombia SAS	50%	—	2	(21)	(3)	(1)
Others		3	5	—	(2)	2
Associates		325	312	(17)	(13)	5
Total		8,590	11,587	(2,162)	217	(127)
The detail of the movement in investments accounted for by the equity method in 2023 and 2022 is as follows:

Investments accounted for by the equity method	Millions of euros
Balance at 12/31/2021	12,773
Additions	181
Disposals	(12)
Translation differences and other comprehensive income (loss)	(646)
Income (loss)	217
Dividends	(920)
Transfers and others	(6)
Balance at 12/31/2022	11,587
Additions	236
Translation differences and other comprehensive income (loss)	144
(Loss) income	(2,162)
Dividends	(1,218)
Transfers and others	3
Balance at 12/31/2023	8,590
Additions for the year 2023 includes the capital increase of 73 million euros at Unsere Grüne Glasfaser (50 million euros for the year 2022) and the capital increase in nexfibre amounting to 33 million euros (see Note 28).
Additions in 2023 also includes 70,960 million Chilean pesos (equivalent to 73 million euros) corresponding to the capital contribution made by Telefónica Chile, S.A. in HoldCo Infraco SpA (of which it owns 40% of the capital) for the acquisition by InfraCo SpA (a subsidiary of HoldCo InfraCo SpA) of the fiber optic assets owned by Empresa Nacional de Telecomunicaciones S.A. ("Entel") following its authorization by the National Economic Prosecutor's Office on December 14, 2023.
"Translation differences and other comprehensive income (loss)" for the year 2023 mainly includes the impact of the pound sterling appreciation associated with the investment in VMO2, amounting to 219 million euros (627 million euros associated with sterling depreciation for the year 2022) and the results of the defined benefit pension plan in VMO2 amounting to 41 million euros (106 million euros for the year 2022). This also includes losses imputed to equity on derivatives financial instruments in Unsere Grüne Glasfaser amounting to 30 million euros (69 million euros gains for the year 2022).
During the year 2023, dividends amounting to 1,000 million pounds sterling were received from VMO2, equivalent to 1,154 million euros (800 million pounds sterling equivalent to 909 million euros for the year 2022, see Note 28). Additionally includes dividends amounting to 54 million euros from Nabiax.
On January 11, 2022, once the corresponding authorizations from the regulatory authorities were obtained and after the fulfilment of certain agreed conditions, the transaction between Colombia Telecomunicaciones S.A. ESP BIC (Telefónica Colombia) and a Colombian company controlled by Kohlberg Kravis Roberts - KKR (Onnet Fibra Colombia S.A.S) for the sale and purchase of certain fiber assets owned by Telefónica Colombia and for the provision of wholesale connectivity services by Onnet Fibra Colombia S.A.S to Telefónica Colombia, the development of activities of deployment of fiber network, and other associated services, was completed. Telefónica Colombia received, as consideration, 187 million U.S. dollars (approximately 165 million euros at the exchange rate at such date) and 40% of the shares of a Spanish company controlled by KKR, Alamo HoldCo S.L., the sole shareholder of Onnet Fibra Colombia S.A.S. The gain included in "Other income" in the consolidated income statement for the year 2022 amounted to 162 million euros (see Note 26). Additions for the year 2022 included the fair value assigned to the 40% of the investment in Alamo HoldCo, S.L. amounting to 28 million euros.
On May 24, 2022, Telefónica Infra, S.L. achieved a 20% stake in Daytona Midco S.L. as a result of the agreement reached on May 7, 2021 with Asterion Industrial Partners ("Asterion") for the contribution to Nabiax (a subsidiary of Asterion) of four data centers owned by the Telefónica Group (see Note 29.c). Additions for the year 2022 regarding this transaction amounted to 41 million euros.
On July 29, 2022, Telefónica, Liberty Global and InfraVia (see Note 29.c.) reached an agreement for the establishment of a joint venture, "nexfibre", for the deployment of fiber-to-the-home (FTTH) in the United Kingdom. Once the relevant regulatory authorizations were obtained and the other conditions were fulfilled, the closing of the transaction took place on December 15, 2022. After closing, Liberty Global and Telefónica participate by halves in a joint vehicle that holds a 50% interest in nexfibre, with InfraVia owning the remaining 50%.
VMED O2 UK
Main assumptions used in the initial fair value calculation as of June 1, 2021
The fair value calculation for VMED O2 UK Ltd at the time of its constitution was based on a discounted cash flows valuation, using the methods of multiples of comparable companies and multiples of transactions as a cross-check. The valuation emanated from the business plan of the joint venture for the 2021-2023 period that resulted from the aggregation of the individual business plans of O2 and Virgin Media approved by Telefónica and Liberty Global, respectively, extended to 2030, and the synergies plan prepared by the strategy teams of both groups. The following is a description of the main variables considered in the fair value calculation, according to the primary method:
•Revenues: the valuation scenario assumed growth rates between 0% and 3% over the period, in line with the estimations of analysts and supported in the revenues synergies expected for the transaction.
•EBITDA margin: the normalized margin (post-IFRS 16, i.e., before amortization of rights of use), adjusted to consider the impact of annual payments of spectrum licenses once expired, was in the range of 36% to 40%.
•Synergies: were considered taking into account management’s analysis and benchmarked with analyst estimates of probability of achievement.
•Long-term capital expenditure ratio: it was expected to be in a range of 16% to 22% (including CapEx and rights of use additions), aligned with the historical level of comparable companies.
•The discount rate applied to the cash flow projections was the weighted average cost of capital (WACC). A modified version of the Capital Asset Pricing Model (“CAPM”) was used to estimate the required return on equity, including a specific premium or alpha, which captured additional risks considered at the time of incorporation in relation to the likelihood of realization of synergies and the execution risk of the combined business plan. To relever the beta it was considered the intrinsic leverage of the joint venture.
In conclusion, the discount rate applied for the valuation was 6.9%.
•Perpetuity growth rate: the perpetuity growth rate considered was 1.0%.
Impairment of goodwill recorded by VMO2
VMO2's management carried out the annual goodwill impairment test at the end of 2023. Future cash flows used in the value in use calculation were based on the latest three-year business plan approved by the VMO2 board of directors. To complete the five years of post-closing cash flows, an additional normalization period was estimated in the operating variables until the perpetuity parameters were reached. A longer time horizon was used for capital intensive projects such as the full fiber upgrade plan.
As a result of this analysis, VMO2 has recorded an impairment of goodwill amounting to 3,107 million pounds sterling (approximately 3,572 million euros), mainly due to the decrease in projected cash flows of VMO2 as a consequence of the effects of macroeconomic conditions and the competitive environment in the United Kingdom and the increase in the discount rate (WACC).
50% of this amount (approximately 1,786 million euros) is reflected in Telefónica's consolidated income statement for the year ended December 31, 2023, as its share in the loss of VMO2 accounted for by the equity method (see table detailing the result from the equity method below).
The CGU that VMO2 uses to evaluate goodwill for impairment is VMO2's sole reportable segment reflecting its mobile, broadband internet, video and fixed-line telephony business delivered across its fixed-line and mobile networks in the United Kingdom.
The initial registration of the constitution of VMO2 was accounted for in accordance with IFRS 3 — Business Combinations, using the acquisition method of accounting as of June 1, 2021. The identifiable net assets of both
Virgin Media and O2 were assessed for their respective fair values and the excess of VMO2’s business enterprise value over the fair value of identifiable net assets was allocated to goodwill. As of December 31, 2022, the goodwill reported by VMO2 amounted to 20,857 million pounds sterling, approximately 23,508 million euros as of that date (see detailed table of VMO2's statement of financial position below). In the impairment test carried out as of December 31, 2022, it was revealed that reasonably possible variations in the key assumptions, mainly the discount rate (WACC), could lead to an impairment of goodwill. The determination of value in use inherently has a high component of judgment on the part of management in estimating the key assumptions that support the calculation.
VMO2 has achieved continued subscriber growth throughout the year 2023, expanding its mobile, fixed and converged customer base against a challenging macroeconomic backdrop of high inflation and rationalization of consumer spending habits.
The macro-economic environment is expected to remain challenging, affecting the consumption patterns of VMO2's customer base, which has a premium ARPU in the market derived from higher speeds and multi-service bundles that are susceptible to customer optimization, such as TV services, basic telephony or longer mobile handset device substitution. In addition, the competitive environment has intensified with the accelerated roll-out of fiber networks, which threatens VMO2's competitive speed advantage. The B2B market has also been affected by the macroeconomic situation. On the other hand, the company has accelerated the implementation of the synergies expected from the integration. As a result, the company continues to focus on its pillars of future growth, such as its commitment to convergence, the digitalization of the company and the development of state-of-the-art infrastructures through significant investments that are expected to contribute to future growth.
Among the G7 economies, the United Kingdom had the second lowest GDP growth in 2023, and since 2019 the country's per capita income has performed worst. Its economy has entered recession in the second half of 2023, an event not foreseen at the beginning of the year. Growth forecasts for 2024 have also been reduced (0.4% currently vs. almost 1% expected in the first half of 2023 for 2024). Behind this weak performance there are mainly two factors, both related to Brexit: the low growth of the labor force and the lack of dynamic behavior of exports. These factors have also contributed to the fact that the decline in inflation has been slower than expected, and therefore that interest rates have not decreased, which has had a negative impact on the disposable income of families and companies.
The discount rate applied in the impairment test as of December 31, 2023 was 7.5% after taxes, compared to 7.3% the previous year. The increase in the discount rate is due to the increase in financial rates and the impacts of the macroeconomic conditions in the United Kingdom on estimated business projections.
The terminal growth rate considered continues to be 1%.
The growth projections and operating ratios contemplated in the valuation of VMO2 are aligned with the analyst ranges for comparable companies in the region. In terms of revenue, despite the challenges of the competitive environment, the strategic plan includes a growth trend in long-term projections, in line with the estimated evolution for the sector in the United Kingdom. In relation to EBITDA margins two years ahead, analyst estimates for comparable companies in Europe are in a range of between 33% and 41%, while, regarding long-term investment needs, the capex to revenue ratio is in a range between 12% and 15%.
Regarding the sensitivity of the calculation to reasonably possible variations in key assumptions:
•An increase of about 50 basis points over the WACC rate used of 7.5% would have a negative impact of 1,401 million euros on the result attributable to Telefónica.
•A decrease of around 25 basis points in the terminal growth rate (1%) would have an impact of about 577 million euros.
•Regarding the operating variables used (which are within the ranges considered in the calculation of the initial fair value, although with a shift with respect to the initial projections), a decrease of 1 percentage point in the EBITDA margin would have an additional impact of 566 million euros, and an increase of 0.5 percentage points in the capex to revenue ratio would have an impact of 283 million euros.
After the accounting record of the income statement and the statement of financial position reported by VMO2 as of December 31, 2023, the carrying value of Telefónica's equity-accounted investment in VMO2 has decreased to 7,774 million euros (10,779 million euros as of December 31, 2022). Telefónica has carried out an additional analysis of the carrying value of its investment as of this date, comparing it with the estimate of its value in use. As a result of this analysis, no need to record any additional impairment was identified. The key assumptions considered in the calculation are the same as those used by VMO2 in determining its value in use, and the sensitivity of the calculation to reasonably possible variations in these assumptions offers similar results.
Detail of the main items on the statements of financial position and income statements of VMED O2 UK Ltd

Millions of euros	12/31/2023	12/31/2022
Non current assets	41,697	46,280
Intangible assets	8,379	9,252
Goodwill	20,427	23,508
Property, plant and equipment	10,011	9,816
Other non current assets	2,880	3,704
Current assets	4,758	3,782
Inventories	301	200
Current receivables and other current assets	2,882	2,516
Other current financial assets	567	511
Cash and cash equivalents	1,008	555
Total Assets	46,455	50,062
Non current liabilities	22,136	20,840
Non current financial liabilities	21,061	19,668
Non current lease liabilities	663	725
Other non current liabilities	412	447
Current liabilities	8,591	7,786
Current financial liabilities	4,165	3,248
Current lease liabilities	201	221
Other current liabilities	4,225	4,317
Total Liabilities	30,727	28,626
Equity attributable to non-controlling interests (100% VMO2)	261	—
Equity attributable to equity holders of the parent (100% VMO2)	15,467	21,436
50% Telefónica Group	7,734	10,718
Acquisition costs	61	61
Other adjustments	(21)	—
Investments accounted for by the equity method	7,774	10,779

Millions of euros	January - December 2023	January - December 2022	June - December 2021
Revenues	12,547	12,155	7,223
Other operating income	516	551	290
Operating expenses	(8,632)	(8,305)	(5,063)
Impairment losses in goodwill	(3,572)	—	—
OIBDA	859	4,401	2,450
Depreciation and amortization (1)	(3,685)	(4,170)	(2,395)
Operating income	(2,826)	231	55
Share of income (loss) of investments accounted for by the equity method	2	1	—
Financial income	55	24	27
Financial expenses	(1,436)	(1,020)	(504)
Realised and unrealised gains on derivative instruments, net (2)	(924)	2,567	489
Foreign currency transaction losses, net	677	(1,296)	(367)
Net financial expense	(1,628)	275	(355)
Result before taxation	(4,452)	507	(300)
Income tax	265	(15)	65
Result for the period (100% VMO2)	(4,187)	492	(235)
50% attributable to Telefónica Group	(2,094)	246	(117)
Share-based compensation (3)	8	14	14
Sale of a minority interest in Cornerstone (4)	76	—	—
Other adjustments	(20)	32	—
Share of (loss) income of investments accounted for by the equity method	(2,030)	292	(103)
Other comprehensive income (100% VMO2)	(213)	(113)	68
(1) Includes amortization of the customer relationships recorded after the purchase price allocation, amounting to 985 million euros in 2023 (1,005 million euros in 2022).
(2) VMO2 entered into various derivative instruments to manage interest rate exposure and foreign currency exposure. Generally, VMO2 does not apply hedge accounting to its derivative instruments. Accordingly, changes in the fair values of most of its derivatives are recorded in the finance results of its consolidated income statement.
(3) Amount related to incentive awards held by certain employees of VMO2 associated with ordinary shares of Liberty Global and Telefónica. Share-based compensation expense is included in Operating expenses in the consolidated income statement of VMO2.
(4) In 2023 VMO2 sold a minority interest in its mobile towers joint operation Cornerstone. This amount reflects the change in the Telefónica Group's indirect ownership interest in Cornerstone (from 25% to 16.67%) resulting from the inflow of resources from a third party.
Commitments

Millions of euros	2024	2025	2026	2027	2028	Subsequent years	Total
Purchase commitments	664	226	122	107	94	43	1,256
Programming commitments	635	463	456	435	214	—	2,203
Network and connectivity commitments	1,072	160	63	23	14	202	1,534
Other commitments	341	264	251	231	214	290	1,591
Total commitments VMO2 (100%)	2,712	1,113	892	796	536	535	6,584
Purchase commitments include unconditional and legally binding obligations related to the purchase of customer premises and other equipment and certain service-related commitments, including call center, information technology and maintenance services.
Programming commitments consist of obligations associated with programming contracts that are enforceable and legally binding that includes minimum fees.
Network and connectivity commitments include service commitments associated with the network extension program in the U.K. and commitments associated with the mobile virtual network operator (MVNO) agreements.
On the date of constitution of the joint venture, Telefónica and Liberty Global entered with VMO2 into certain service agreements, either on a transitional or ongoing basis. Likewise, Telefónica licensed the use of Telefónica and O2 brand rights to VMO2 (see Note 29.c).
The breakdown of balances and transactions related to associates and joint ventures recognized with VMO2 in the consolidated statement of financial position and consolidated income statement is as follows:

Millions of euros	12/31/2023	12/31/2022
Receivables and other assets from associates and joint ventures	66	40
Payables and other liabilities to associates and joint ventures	34	5

Millions of euros	January-December 2023	January-December 2022	June-December 2021
Revenue from operations with associates and joint ventures	134	130	103
Expenses from operations with associates and joint ventures	63	63	29
Movistar Prosegur Alarmas
The breakdown of the key financial highlights of Movistar Prosegur Alarmas group for the latest period available at the time of preparation of these consolidated financial statements and the reconciliation with the carrying amount in the Group are as follows:

Millions of euros	12/31/2023	12/31/2022
Assets	391	352
Liabilities	(383)	(346)
Net assets	8	6
Purchase price allocation
Assets	76	136
Liabilities	(20)	(35)
Net assets	56	101
% Holding	50%	50%
Group’s share in equity	32	54
Goodwill	198	198
Carrying amount in the Telefónica Group	230	252
Breakdown of balances and transactions with associates and joint ventures
The breakdown of items related to associates and joint ventures recognized in the consolidated statements of financial position and consolidated income statements is as follows:

	12/31/2023			12/31/2022
Millions of euros	Associates	Joint ventures	Total	Associates	Joint ventures	Total
Credits and other financial assets from associates and joint ventures	263	2	265	217	11	228
Receivables and other assets from associates and joint ventures (Note 14)	91	93	184	66	85	151
Long-term contractual liabilities to associates and joint ventures	44	54	98	82	51	133
Payables and other liabilities to associates and joint ventures (Notes 21 and 22)	103	48	151	72	22	94
Short-term contractual liabilities to associates and joint ventures	15	6	21	7	12	19

	2023			2022			2021
Millions of euros	Associates	Joint ventures	Total	Associates	Joint ventures	Total	Associates	Joint ventures	Total
Revenue from operations with associates and joint ventures	473	223	696	209	251	460	65	263	328
Expenses from operations with associates and joint ventures	279	136	415	199	116	315	86	36	122
Financial revenues with associates and joint ventures	29	1	30	27	1	28	1	—	1
Financial expenses with associates and joint ventures	1	7	8	1	9	10	1	—	1
"Credits and other financial assets from associates and joint ventures" at December 31, 2023 includes 112 million euros of loans and 29 million euros of long-term trade receivables granted by Colombia Telecomunicaciones, S.A. ESP BIC to the associate company Álamo Holdco, S.L. and it subsidiary Onnet Fibra Colombia S.A.S., respectively (82 million euros and 59 million euros as of December 31, 2022, respectively). Additionally, this line includes 121 million euros corresponding to the subordinated debt granted by Telefónica Chile to the associate company HoldCo Infraco, SpA. of which 75 million euros was generated by the sale of 40% of the fiber optic business (75 million euros as of December 31, 2022) and 46 million euros corresponding to the indefinite-term loan granted by Telefónica Chile, S.A. to the associate HoldCo Infraco, SpA for the acquisition of the fiber optic assets owned by Entel (see Note 12).
"Long-term contractual liabilities to associates and joint ventures" at December 31, 2023 includes 44 million euros corresponding to Colombia Telecomunicaciones, S.A. ESP BIC with the associate company Onnet Fibra Colombia, S.A.S. (82 million euros as of December 31, 2022).
"Revenue from operations with associates and joint ventures" in 2023 includes 243 million euros corresponding to the Group's transactions with Telefónica Renting, S.A., the associated company controlled by the CaixaBank group (see Note 11). Additionally includes 63 million euros corresponding to the transactions of the Group with the associate company HoldCo Infraco SpA (88 million euros and 52 million euros in 2022 and 2021, respectively) and 140 million euros with the associate company Onnet Fibra Colombia, S.A.S. (97 million euros as of December 31, 2022). In 2021 it included 98 million euros corresponding to the transactions of the Group with the joint venture Tesco Mobile Ltd. from January 1, to the date of the incorporation of VMED O2 UK.
"Expenses from operations with associates and joint ventures" in 2023 mainly includes 144 million euros corresponding to the transactions of the Group with the associate company HoldCo Infraco SpA (121 million euros and 50 million euros in 2022 and 2021, respectively) and 60 million euros with the associate company Onnet Fibra Colombia, S.A.S. (39 million euros in 2022).